Exhibit 99.1

Investor Presentation First Quarter2024 Highlights

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors.  We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.

CEO Comments In the first quarter of 2024, Franklin Financial Services corporation was able to mark several financial highlights as total assets for the company exceeded $2.0 billion and brokerage and trust assets under management climbed to $1.26 billion. These high points came as the result of the continuation of execution under the plans developed in 2023 as the company continues to respond to the changing financial and economic conditions around us. The company continues to see both loan and deposit growth, however net interest margin (NIM) has contracted due to steadily climbing deposit rates. In the first quarter, the Bank took down an FHLB borrowing at 4.31% which will be used to support future loan growth. The borrowing supports the bank’s liquidity at a rate that, now three months later, is favorable to the company, and we should see NIM expand as the proceeds are loaned out at current market rates. Credit quality continues to be strong, however the company is maintaining loan loss reserves at year-end levels to protect against any surprises. At the end of the first quarter, we agreed to purchase land and construct our first community office in Dauphin County, PA, which will complement our regional headquarters. The community office, which is only 1,700 square feet, will support our team of financial professionals serving the area while also providing innovative ways to support the transactional needs of our customers.  As we move forward in 2024, we continue to have confidence in the path we have chosen as we work to grow loan and deposit balances, both in our core and expanded markets. Separately, but in tandem with our loan and deposit teams, we continue to build fee income through our wealth management and residential mortgage services. In challenging economic times, there are still opportunities for improved performance, and we are actively searching for and taking advantage of them. Thank you for your continued support. Sincerely,

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust.    Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve.    Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve.

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a holding company headquartered in Franklin County, PA    Franklin Financials’ wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $2.01 billion as of March 31, 2024 As of March 31, 2024, Franklin Financial reported $1.26 billion in brokerage and trust assets under management    Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF)

Trade Area Expansion22 Locations serving south central PA and Washington county MD primary Trade Area Expanded Trade Area offering wealth management. Commercial financing and residential lending services Mifflin Juniata Perry Dauphin Lebanon Berks Perry Cumberland huntingdon Lancaster Franklin Fulton Bedford Allegany Washington Morgan Berkeley Jefferson Frederick Howard Carroll Adams York Baltimorc Howard Harford Chambersburg Corporate headquarters Harrisburg Regional headquarters PA MD

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry	*President & Chief Executive Officer*	**42**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**36**	1994	*ValleyBank & Trust*
Charles B. Carroll, Jr.	*Executive Vice President, Chief Operating Officer*	**30**	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Lorie Heckman	*Senior Vice President, Chief Risk Officer*	**38**	1986	
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**39**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA	*Senior Vice President, Chief Wealth Management Officer*	**31**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*

F&M TRUST Franklin Financial Services Corporation 7

Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Louis J. Giustini Senior Vice President, Chief Retail Services Officer362022Hagerstown Trust, Columbia Bank, Fulton Bank Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer292000ACNBMatthew D. Weaver Senior Vice President, Chief Marketing Officer242014Susquehanna Bank, Clifton Larson Allen, IMRE David Long Senior Vice President, Chief Technology Officer172022Howard Bank

A Year of Growth

SELECTED HIGHLIGHTS	GROWTH PERCENTAGE	KEY STATISTICS
Total Assets	+9.6%	$2.012 Billion as of 3/31/2024 $1.836 Billion as of 12/31/2023
Net Loans	+1.7%	$1.261 Billion as of 3/31/2024 $1.240 Billion as of 12/31/2023
Assets Under Management	+2.4%	$1.259 Billion as of 3/31/2024 $1.230 Billion as of 12/31/2023

F&M TRUST
Franklin Financial Services Corporation
9

Non-Interest Income (Dollars in thousands)  Wealth Management FeesQ1 2024Q1 2023Change2,0261,834192 Gain on Sale of Loans5873(15) Deposit Service Fees61358330 Debit Card Income53650234Other996859120Total14,2293,851378Excludes net securities gains/losses2024 24% 13% 14%1% 48% $16.0MM

Net Interest Margin Expansion Net interest income for the quarter ended 3/31/24 was $13.6 million compared to $12.8 million for the same period in 2023Net interest margin was 2.88% for the quarter ended 3/31/24 compared to 3.41% for the same period in 2023Net Interest Income ($000’s)$16,000$14,000$12,000$10,000$8,000$6,000$4,000$2,000$0 3/31/2023 $12.8 3/31/2024 $13.6MM

Outlook for 2024The Company will continue building for the future by leveraging our investments in human capital as well as our physical, technological, and sales infrastructure including: Further integration of Salesforce into sales, operations, and marketing Expanding our presence in the Pennsylvania and Maryland markets Expanding the use of digitization in both customer interface and operational workflows to improve efficiencies and decrease costs across the company The focus on cross-selling between Commercial, Retail, and Wealth Management service lines of business, to the benefit of the bank’s customers, continues with improvement due to the adoption and use of Salesforce throughout the bank and senior management’s focus on the opportunities available to the company

Outlook for 2024 Commercial loan growth will continue due to the integration of new commercial relationship managers, improved underwriting processes, and growth into new regional markets for the bank Deposit balances will moderate due to the tension between rising rates and the bank’s efforts to control interest costs and manage liquidity needs Market pressure on deposit rates and competition for high-quality lending relationships may have an adverse effect on NIM The negative effect of the Accumulated Other Comprehensive Income on book capital may fluctuate over time with changes in interest rates but will eventually decrease as investments move to maturity (average portfolio life is 4.8 years)

Outlook for 2024 Fee income from the Wealth Management division should continue to grow due to focus on the addition of new clients and gathering new assets from existing clients. Overall growth should only be moderated by the general performance of both the bond and equity markets.  With increased focus on finding operating efficiencies, both internally and with our external third-party vendors, we expect to see an improved efficiency ratio in 2024 The company will see a new community office come online at the end of 2024 with the completion of a new branch in Dauphin County, Pennsylvania. The office will serve a broad mix of residential, retail, and commercial customers who surround the new location.

Summary The Company continues to be well capitalized and sufficiently liquid to successfully develop new Commercial relationships Asset quality is good, and the Company is well provisioned for losses should they occur in future quarters due to economic factors The Company is actively working to bring more digitally based products and services to its customers The Company continues to position itself for growth through the addition of key people, tools for decision-making, and infrastructure. We have started to realize the growth opportunities and now will also focus on leveraging the same people, tools, and infrastructure to improve efficiency and increase profitability.

Financial Updates First Quarter Ended March 31, 2024

Balance Sheet Highlights

Dollars in Thousands (000's)	Quarter Ended 3/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Total Assets	$2,011,614	$1,836,039	$1,699,579	$1,773,806
Cash and Cash Equiv.	$182,570	$23,140	$64,899	$175,149
Investments AFS	$462,951	$472,503	$486,836	$529,811
Net Loans	$1,261,062	$1,240,933	$1,036,866	$983,746
Deposits	$1,559,312	$1,537,978	$1,551,448	$1,584,359
Shareholders' Equity	$134,237	$132,136	$114,197	$157,065

F&M TRUST Franklin Financial Services Corporation
16

Investment AFS Portfolio



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Fair Value ($000's)
$10,000
$0
-$10,000
-$20,000
-$30,000
-$40,000
-$50,000
-$60,000
-$70,000
Unrealized Loss / Gain ($000's)
$4,094
$30,674
$177,685
$24,939
$212,227
$84,286
$65,950
$150,935
$24,239
$155,455
$90,257
$(61,497)
$104,005
$132,591
$23,198
$138,618
$74,091
$(49,416)
$100,607
$128,326
$23,452
$137,456
$73,110
$(49,789)
12/31/2021
12/31/2022
12/31/2023
3/31/2024
U.S. Treasury
Municipal
Corporate
Agency MBS/ABS
Non-Agency MBS/ABS
Unrealized (Loss)/Gain

17

Diversified Loan Portfolio



Loans Outstanding[1]
Fair Value ($000's)
Loan Yield
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
$41,846
$111,232
$150,232
$208,615
$74,407
$405,596
$97,811
3.86%
$37,486
$113,629
$118,443
$218,468
$106,921
$456,198
$70,609
4.14%
$35,373
$160,612
$115,018
$275,216
$119,365
$551,287
$97,811
5.16%
$34,507
$180,555
$114,052
$278,023
$117,587
$553,116
$99,672
5.51%
12/31/2021
12/31/2022
12/31/2023
3/31/2024
Commercial Real Estate
Commercial (C&I)
1-4 Family
State/Muni Loans
Construction
Ag, Consumer and Other
Purchased Participations
Loan Yield

F&M TRUST
Franklin Financial Services Corporation

18

[1]Purchased participations are included as part of the loans outstanding; *Outstanding Paycheck Protection Program balances were $31 thousand as of March 31, 2024.

Largest Commercial Real Estate Concentrations



CRE Concentrations
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$31,259
$49,160
$30,938
$50,105
$75,839
$69,723
$33,410
$43,812
$55,428
$58,382
$81,283
$96,515
$48,370
$62,439
$68,478
$87,137
$80,670
$120,180
$50,199
$63,036
$76,714
$87,709
$87,091
$127,740
12/31/2021
12/31/2022
12/31/2023
3/31/2024
Apartment Units
Hotel & Motel
Office*
Shopping Center
Land Development
Warehouse

*Primarily in South Central Pennsylvania

F&M TRUST
Franklin Financial Services Corporation
19

Strong Credit Quality Nonperforming Assets1 / Assets (%)0.45%0.40%0.35%0.30%0.25%0.20%0.15%0.10%0.05%0.00% 0.42% 12/31/2021 12/31/2022 0.01% 12/31/2023 0.01% 3/31/2024 0.02%

Deposits by Category



Deposits by Category
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Fair Value ($000's)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Uninsured/Uncollateralized
$74,253
$511,969
$699,734
$298,403
9.0%
12/31/2021
$57,390
$496,533
$698,294
$299,231
8.5%
12/31/2022
$132,446
$454,517
$677,965
$273,050
8.9%
12/31/2023
$171,909
$402,978
$692,532
$291,893
10.3%
3/31/2024
Demand Deposit
MMA & Savings
Interest Bearing Checking
Time
Total Uninsured / Uncollateralized

Franklin Financial Services Corporation

21

Deposit Mix Cost of Deposits (%)1.801.601.401.201.000.800.600.400.200.00 2021 0.12 2022 0.23 2023 1.23 3/31/24 1.70 Franklin Financial Deposit Mix ($000’s)1 MMDAs & Savings $692,532 44% Real Time $171,909 11% Demand Deposits $291,893 19% Interest Bearing Checking $402,978 26%

Liquidity Available at March 31, 2024Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank$500,736$ 240,000$260,736Federal Reserve Bank Discount Window$53,637$ –$53,637Correspondent Banks $76,000$ –$76,000Total$630,373$240,000$390,373

Wealth Management Total and New Assets Under Management ($000’s)$1,400,000$1,200,000$1,000,000$800,000$600,000$400,00$200,000$0 $126,394 $963,828 $ 1,090,222 $123,055 $ 135,423 $1,094,779 $1,230,202 $217,891 $ 151,465 $1,107,650 $1,259,115 $24,086 3/31/2024 Brokerage Trust Total New assets Under Managements (YTD)

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 3/31/2024Quarter Ended 12/31/2023Quarter Ended 3/31/2023 Interest Income$23,809$21,516$16,583 Interest Expense$10,256$7,616$3,746 Provision for Credit Losses$452$788$529 Noninterest Income1$4,229$4,044$3,851 Noninterest Expense$13,304$13,148$12,019 Net Income$3,361$3,471$3,292

Key Performance Measures Percent (%) Quarter Ended 3/31/2024Quarter Ended 12/31/2023Quarter Ended 3/31/2023 Return on Avg. Assets0.670.750.80 Return on Avg. Equity10.2111.8111.33 Efficiency Ratio173.7672.2270.70 Net Interest Margin2.883.243.41 Noninterest Inc2 / Operating Revenue23.4322.5423.08

Balance Sheet Strength Percent (%)Quarter Ended 3/31/2024Quarter Ended 12/31/2023Quarter Ended 3/31/2023 Risk-Based Capital Ratio (Total) 14.5314.4517.21 Leverage Ratio (Tier 1) 8.329.019.58 Common Equity Ratio (Tier 1) 11.9111.8214.24Tangible Common Equity Ratio6.256.746.73Tangible Common Equity Ratio excluding AOCI8.318.989.31 Non Allowance to Nonaccrual Loans performing Assets1 / Total Assets0.020.010.01 Allowance for Loan Loss as a % of Loans1.291.281.31NM2NM3NM4

Market Statistics Per Share Measure / Market Valuation Quarter Ended 3/31/2024Quarter Ended 12/31/2023Quarter Ended 3/31/2023 Diluted Earnings Per Share$0.77$0.79$0.75 Cash Dividend Yield4.89%4.06%4.32 Regular Cash Dividends Paid$0.32$0.32$0.32 Dividend Payout Ratio41.62%40.23%42.68%Market Value P$26.02er Share$26.20$31.55$29.64Book Value$30.55$30.23$28.07Tangible Book 105.59%Value1$28.50$28.17Market Cap ($M) $113.71$137.9113.91%1$130.50Price / Book (%)85.76%104.37%Price / Tangible Book (%)91.94%112.01%Price / LTM EPS (X) 8.4010.188.62

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bankFranklin Financial Services corporation is now trading on NASDAQ Congratulations Franklin Financial services corporation FRAF Nasdaq Listed Nasdaq

Appendix

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 3/31/2024Quarter Ended 12/31/2023Quarter Ended(9,016) 3/31/2023Shareholders’ equity$134,237$132,136$123,583Less intangible assets(9,016) (9,016) Shareholders’ equity (non-GAAP) 125,221123,120114,567Less AOCI(41,234) (40,940) (43,996) Tangible shareholders’ equity excl. AOCI (non-GAAP) 166,455164,060158,563Total assets2,011,6141,836,0391,711,285Less intangible assets(9,016) (9,016) (9,016) Total tangible assets6.73% (non-GAAP) 2,002,5981,827,0231,702,269Tangible Common Equity Ratio (non-GAAP) 6.25%6.74%Tangible Common Equity Ratio excl. AOCI (non-GAAP) 8.31%8.98%9.31%Shares outstanding (in thousands) 4,3944,3714,403Tangible book value (non-GAAP) $28.50$28.17$26.02

GAAP / Non-GAAP Reconciliation Efficiency Ratio Quarter Ended 3/31/2024Quarter Ended 12/31/2023Quarter Ended 3/31/2023Noninterest expense$13,304$13,148$12,019Net interest income13,55313,90012,837Plus tax equivalent adjustment to net interest income254261311Plus noninterest income, net of securities transactions14,2294,0443,851Total revenue18,03618,20516,999Efficiency Ratio (non-GAAP) 73.76%72.22%70.70%